THIRD QUARTER 2014 EARNINGS CONFERENCE CALL October 22, 2014

Overview – Third Quarter 2014 Page 2 See reconciliation of organic revenue change on page 17 and diluted EPS on page 23. • Revenue increased 8.3% from Q3-13, 6.3% on an organic basis  U.S. organic growth was 7.9%  International organic growth was 4.2%  Net acquisitions added 1.7% • Operating income was $171 million, an increase of 21% • Operating margin was 9.3%, an improvement of 100 basis points • Diluted EPS was $0.21, a 24% increase from last year’s adjusted EPS

Operating Performance (Amounts in Millions, except per share amounts) Page 3 2014 2013 Revenue 1,841.1$ 1,700.4$ Salaries and Related Expenses 1,195.2 1,093.6 Office and General Expenses 474.6 465.3 Operating Income 171.3 141.5 Interest Expense (20.7) (23.7) Interest Income 7.5 5.8 Other Expense, net (0.6) (46.6) Income Before Income Taxes 157.5 77.0 Provision for Income Taxes 65.0 28.4 Equity in Net Income of Unconsolidated Affiliates 0.3 0.6 Net Income 92.8 49.2 Net Income Attributable to Noncontrolling Interests (3.1) (0.9) Net Income Attributable to IPG 89.7 48.3 Dividends on Preferred Stock - (2.9) 89.7$ 45.4$ Earnings per Share Available to IPG Common Stockholders: Basic 0.21$ 0.11$ Diluted 0.21$ 0.11$ Weighted-Average Number of Common Shares Outstanding: Basic 419.2 419.7 Diluted 426.4 426.1 Dividends Declared per Common Share 0.095$ 0.075$ Three Months Ended September 30, Net Income Available to IPG Common Stockholders

2014 2013 Total Organic 2014 2013 Total Organic IAN 1,464.6$ 1,370.9$ 6.8% 5.5% 4,276.3$ 4,047.7$ 5.6% 5.4% CMG 376.5$ 329.5$ 14.3 9.9 1,053.7$ 951.9$ 10.7 7.9 Change Nine Months Ended Change Three Months Ended September 30, September 30, $ % Change $ % Change September 30, 2013 1,700.4$ 4,999.6$ Total change 140.7 8.3% 330.4 6.6% Foreign currency 3.6 0.3% (26.2) (0.6%) Net acquisitions/(divestitures) 29.6 1.7% 64.1 1.3% Organic 107.5 6.3% 292.5 5.9% September 30, 2014 1,841.1$ 5,330.0$ Three Months Ended Nine Months Ended Revenue ($ in Millions) Page 4 See reconciliations of segment organic revenue change on pages 17 and 18. Integrated Agency Networks (“IAN”): McCann Worldgroup, FCB (Foote, Cone & Belding), Lowe & Partners, IPG Mediabrands, our digital specialist agencies and our domestic integrated agencies Constituency Management Group (“CMG”): Weber Shandwick, Golin, Jack Morton, FutureBrand, Octagon and our other marketing service specialists

Geographic Revenue Change Page 5 “All Other Markets” includes Canada, Africa and the Middle East. See reconciliations of organic revenue change on pages 17 and 18. Total Organic Total Organic United States 8.7% 7.9% 5.7% 5.2% International 7.7% 4.2% 7.8% 6.7% United Kingdom 26.7% 12.2% 26.7% 12.9% Continental Europe 3.2% (1.3%) 4.0% 0.2% Asia Pacific 4.8% 2.7% 4.3% 5.9% Latin America 5.4% 8.2% 2.1% 10.7% All Other Markets (1.3%) 1.7% 2.9% 7.3% Worldwide 8.3% 6.3% 6.6% 5.9% Three Months Ended September 30, 2014 Nine Months Ended September 30, 2014

(0.9%) 0.9% 3.8% 3.7% (10.8%) 7.0% 6.1% 0.7% 2.8% (12.0%) (10.0%) (8.0%) (6.0%) (4.0%) (2.0%) 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% Q4-05 Q4-06 Q4-07 Q4-08 Q4-09 Q4-10 Q4-11 Q4-12 Q4-13 Organic Revenue Growth Page 6 See reconciliation on page 19. Trailing Twelve Months Q3-14 5.2%

Expenses ($ in Millions) Page 7 See reconciliations of organic measures on pages 17 and 18. Salaries & Related 2014 2013 $ Total Organic Three Months Ended September 30, 1,195.2$ 1,093.6$ 101.6$ 9.3% 7.3% % of Revenue 64.9% 64.3% Three months severance 11.7$ 19.8$ (8.1)$ (40.9%) % of Revenue 0.6% 1.2% Nine Months Ended September 30, 3,554.0$ 3,345.9$ 208.1$ 6.2% 5.3% % of Revenue 66.7% 66.9% Nine months severance 48.2$ 68.8$ (20.6)$ (29.9%) % of Revenue 0.9% 1.4% Office & General 2014 2013 $ Total Organic Three Months Ended September 30, 474.6$ 465.3$ 9.3$ 2.0% 0.4% % of Revenue 25.8% 27.4% Three months occupancy expense (ex-D&A) 126.0$ 124.6$ 1.4$ 1.1% % of Revenue 6.8% 7.3% Nine Months Ended September 30, 1,420.6$ 1,379.8$ 40.8$ 3.0% 2.5% % of Revenue 26.7% 27.6% Nine months occupancy expense (ex-D&A) 378.9$ 371.3$ 7.6$ 2.0% % of Revenue 7.1% 7.4% Change Change

(1.7%) 1.7% 5.3% 8.5% 5.7% 8.4% 9.8% 9.8% 8.4% 9.3% 9.9% (4.0%) (2.0%) 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% Q4-05 Q4-06 Q4-07 Q4-08 Q4-09 Q4-10 Q4-11 Q4-12 Q4-13 Operating Margin Page 8 Trailing Twelve Months Q3-14 Adjusted operating margin before our Q4 2013 restructuring charge that differs from reported operating margin is represented in green. See reconciliation of adjusted operating margin on page 20. 9.1%

Balance Sheet – Current Portion ($ in Millions) Page 9 September 30, December 31, September 30, 2014 2013 2013 CURRENT ASSETS: Cash and cash equivalents 896.0$ 1,636.8$ 999.3$ Marketable securities 6.4 5.3 5.2 Accounts receivable, net 3,870.9 4,565.4 3,830.2 Expenditures billable to clients 1,725.6 1,536.4 1,551.0 Other current assets 402.0 340.1 377.1 Total current assets 6,900.9$ 8,084.0$ 6,762.8$ CURRENT LIABILITIES: Accounts payable 5,875.0$ 6,914.2$ 5,705.6$ Accrued liabilities 638.8 718.4 553.3 Short-term borrowings 128.3 179.1 186.3 Current portion of long-term debt 2.2 353.6 2.2 Total current liabilities 6,644.3$ 8,165.3$ 6,447.4$

2014 2013 NET INCOME 93$ 49$ OPERATING ACTIVITIES Depreciation & amortization 54 50 Deferred taxes 42 43 Non-cash loss on early extinguishment of debt - 15 Other non-cash items 4 8 Change in working capital, net (11) 38 Other non-current assets & liabilities (6) (42) Net cash provided by Operating Activities 176 161 INVESTING ACTIVITIES Capital expenditures (35) (45) Acquisitions & deferred payments, net (12) - Business, investment & fixed asset purchases/sales, net 5 - Net cash used in Investing Activities (42) (45) FINANCING ACTIVITIES Purchase of long-term debt - (600) Repurchase of common stock (51) (100) Common stock dividends (40) (31) Acquisition-related payments (4) (1) Distributions to noncontrolling interests (2) (3) Preferred stock dividends - (3) Exercise of stock options 1 12 Net increase (decrease) in short-term bank borrowings 9 (6) Other financing activities 1 2 Net cash used in Financing Activities (86) (730) Currency Effect (47) - Increase (Decrease) in Cash & S/T Marketable Securities 1$ (614)$ Three Months Ended September 30, Cash Flow ($ in Millions) Page 10 (1) Excludes the net purchase, sale and maturities of short-term marketable securities. See reconciliation on page 21. (1)

$2,349 $2,120 $1,947 $1,737 $1,769 $1,652 $1,663 $1,757 $1,000 $1,500 $2,000 $2,500 $3,000 12/31/2007 12/31/2008 12/31/2009 12/31/2010 12/31/2011 12/31/2012 12/31/2013 9/30/2014 $2,450 Total Debt (1) ($ in Millions) Page 11 (2) (1) Includes current portion of long-term debt, short-term borrowings and long-term debt. (2) Includes our November 2012 debt issuances of $800 aggregate principal amount of Senior Notes, which pre-funded our plan to redeem a similar amount of debt in 2013.

Summary Page 12 • Strong performance against FY-14 financial objectives • Traction from key strategic initiatives  Quality of our agency offerings, creative talent and “open architecture” solutions  Strength in digital and high-growth regions  Effective expense management • 2014 focus is on margin improvement; significant progress year-to-date • Financial strength continues to be a source of value creation  Lower cost of debt  Share repurchase program

Appendix

Operating Performance (Amounts in Millions, except per share amounts) Page 14 2014 2013 Revenue 5,330.0$ 4,999.6$ Salaries and Related Expenses 3,554.0 3,345.9 Office and General Expenses 1,420.6 1,379.8 Operating Income 355.4 273.9 Interest Expense (63.5) (98.0) Interest Income 20.3 18.0 Other Expense, net (10.1) (40.0) Income Before Income Taxes 302.1 153.9 Provision for Income Taxes 128.6 78.0 Equity in Net Income of Unconsolidated Affiliates 0.6 0.9 Net Income 174.1 76.8 Net Income Attributable to Noncontrolling Interests (5.9) (2.0) Net Income Attributable to IPG 168.2 74.8 Dividends on Preferred Stock - (8.7) 168.2$ 66.1$ Earnings per Share Available to IPG Common Stockholders: Basic 0.40$ 0.16$ Diluted 0.39$ 0.16$ Weighted-Average Number of Common Shares Outstanding: Basic 421.0 419.7 Diluted 427.2 424.8 Dividends Declared per Common Share 0.285$ 0.225$ Net Income Available to IPG Common Stockholders Nine Months Ended September 30,

2014 2013 NET INCOME 174$ 77$ OPERATING ACTIVITIES Depreciation & amortization 163 156 Deferred taxes 49 29 Non-cash (gain) loss on early extinguishment of debt (1) 15 Other non-cash items 27 4 Change in working capital, net (758) (667) Other non-current assets & liabilities (35) (44) Net cash used in Operating Activities (381) (430) INVESTING ACTIVITIES Capital expenditures (94) (92) Acquisitions & deferred payments, net (63) (48) Business, investment & fixed asset purchases/sales, net 16 1 Net cash used in Investing Activities (141) (139) FINANCING ACTIVITIES Proceeds from issuance of long-term debt 499 - Purchase of long-term debt (350) (601) Repurchase of common stock (148) (281) Common stock dividends (120) (94) Net (decrease) increase in short-term bank borrowings (44) 13 Distributions to noncontrolling interests (14) (10) Acquisition-related payments (13) (28) Preferred stock dividends - (9) Exercise of stock options 12 44 Other financing activities 3 10 Net cash used in Financing Activities (175) (956) Currency Effect (43) (61) Decrease in Cash & S/T Marketable Securities (740)$ (1,586)$ Nine Months Ended September 30, Cash Flow ($ in Millions) Page 15 (1) Excludes the net purchase, sale and maturities of short-term marketable securities. See reconciliation on page 21. (1)

Depreciation and Amortization ($ in Millions) Page 16 Q1 Q2 Q3 YTD 2014 Depreciation and amortization of fixed assets and intangible assets 40.5$ 40.2$ 41.0$ 121.7$ Amortization of restricted stock and other non-cash compensation 15.1 11.1 11.7 37.9 Net amortization of bond discounts and deferred financing costs 1.0 1.3 1.4 3.7 Q1 Q2 Q3 Q4 FY 2013 Depreciation and amortization of fixed assets and intangible assets 38.2$ 39.2$ 40.5$ 39.5$ 157.4$ Amortization of restricted stock and other non-cash compensation 15.5 9.4 8.0 10.2 43.1 Net amortization of bond discounts and deferred financing costs 1.4 2.6 1.4 3.2 8.6 2014 2013

Reconciliation of Organic Measures ($ in Millions) Page 17 Three Months Ended September 30, 2013 Foreign Currency Net Acquisitions / (Divestitures) Organic Three Months Ended September 30, 2014 Organic Total Segment Revenue IAN 1,370.9$ 0.5$ 18.4$ 74.8$ 1,464.6$ 5.5% 6.8% CMG 329.5 3.1 11.2 32.7 376.5 9.9% 14.3% Total 1,700.4$ 3.6$ 29.6$ 107.5$ 1,841.1$ 6.3% 8.3% Geographic United States 976.6$ -$ 7.9$ 77.3$ 1,061.8$ 7.9% 8.7% International 723.8 3.6 21.7 30.2 779.3 4.2% 7.7% United Kingdom 132.4 10.9 8.3 16.1 167.7 12.2% 26.7% Continental Europe 164.6 (0.4) 7.9 (2.2) 169.9 (1.3%) 3.2% Asia Pacific 217.2 0.1 4.5 5.8 227.6 2.7% 4.8% Latin America 106.7 (4.0) 1.0 8.8 112.5 8.2% 5.4% All Other Markets 102.9 (3.0) - 1.7 101.6 1.7% (1.3%) Worldwide 1,700.4$ 3.6$ 29.6$ 107.5$ 1,841.1$ 6.3% 8.3% Expenses Salaries & Related 1,093.6$ 4.2$ 18.0$ 79.4$ 1,195.2$ 7.3% 9.3% Office & General 465.3 1.5 5.9 1.9 474.6 0.4% 2.0% Total 1,558.9$ 5.7$ 23.9$ 81.3$ 1,669.8$ 5.2% 7.1% Components of Change Change

Reconciliation of Organic Measures ($ in Millions) Page 18 Nine Months Ended September 30, 2013 Foreign Currency Net Acquisitions / (Divestitures) Organic Nine Months Ended September 30, 2014 Organic Total Segment Revenue IAN 4,047.7$ (30.7)$ 42.0$ 217.3$ 4,276.3$ 5.4% 5.6% CMG 951.9 4.5 22.1 75.2 1,053.7 7.9% 10.7% Total 4,999.6$ (26.2)$ 64.1$ 292.5$ 5,330.0$ 5.9% 6.6% Geographic United States 2,867.6$ -$ 14.6$ 149.5$ 3,031.7$ 5.2% 5.7% International 2,132.0 (26.2) 49.5 143.0 2,298.3 6.7% 7.8% United Kingdom 390.2 31.0 22.6 50.5 494.3 12.9% 26.7% Continental Europe 520.4 10.3 9.7 1.0 541.4 0.2% 4.0% Asia Pacific 614.1 (24.9) 14.6 36.5 640.3 5.9% 4.3% Latin America 312.8 (29.5) 2.6 33.5 319.4 10.7% 2.1% All Other Markets 294.5 (13.1) - 21.5 302.9 7.3% 2.9% Worldwide 4,999.6$ (26.2)$ 64.1$ 292.5$ 5,330.0$ 5.9% 6.6% Expenses Salaries & Related 3,345.9$ (7.3)$ 38.4$ 177.0$ 3,554.0$ 5.3% 6.2% Office & General 1,379.8 (8.0) 14.6 34.2 1,420.6 2.5% 3.0% Total 4,725.7$ (15.3)$ 53.0$ 211.2$ 4,974.6$ 4.5% 5.3% Components of Change Change

Reconciliation of Organic Revenue Growth

Last Twelve Months Ending	Beginning of Period Revenue	Components of Change During the Period: Foreign Currency	Net Acquisitions / (Divestitures)	Organic	End of Period Revenue
12/31/05	$ 6,387.0	$ 40.4	$ (107.4)	$ (56.2)	$ 6,263.8
3/31/06	6,323.8	(10.9)	(132.6)	81.5	6,261.8
6/30/06	6,418.4	(8.8)	(157.5)	(68.5)	6,183.6
9/30/06	6,335.9	(13.9)	(140.4)	15.6	6,197.2
12/31/06	6,263.8	20.7	(165.5)	57.8	6,176.8
3/31/07	6,261.8	78.4	(147.2)	16.0	6,209.0
6/30/07	6,183.6	102.4	(124.7)	166.6	6,327.9
9/30/07	6,197.2	137.3	(110.9)	209.2	6,432.8
12/31/07	6,176.8	197.5	(70.7)	233.1	6,536.7
3/31/08	6,209.0	217.8	(45.9)	280.6	6,661.5
6/30/08	6,327.9	244.8	(12.6)	282.4	6,842.5
9/30/08	6,432.8	237.4	32.8	317.2	7,020.2
12/31/08	6,536.7	71.5	87.6	243.0	6,938.8
3/31/09	6,661.5	(88.3)	114.7	91.9	6,779.8
6/30/09	6,842.5	(286.2)	139.2	(275.3)	6,420.2
9/30/09	7,020.2	(390.1)	115.2	(636.4)	6,108.9
12/31/09	6,938.8	(251.6)	69.1	(748.9)	6,007.4
3/31/10	6,779.8	(88.2)	36.0	(705.4)	6,022.2
6/30/10	6,420.2	59.1	2.0	(316.9)	6,164.4
9/30/10	6,108.9	117.7	9.6	60.1	6,296.3
12/31/10	6,007.4	63.3	17.0	419.6	6,507.3
3/31/11	6,022.2	21.0	18.2	583.7	6,645.1
6/30/11	6,164.4	61.5	12.4	535.8	6,774.1
9/30/11	6,296.3	119.1	(7.7)	539.5	6,947.2
12/31/11	6,507.3	122.2	(8.6)	393.7	7,014.6
3/31/12	6,645.1	92.9	(1.4)	310.0	7,046.6
6/30/12	6,774.1	(14.3)	14.5	247.3	7,021.6
9/30/12	6,947.2	(117.2)	39.7	95.8	6,965.5
12/31/12	7,014.6	(147.6)	41.8	47.4	6,956.2
3/31/13	7,046.6	(143.7)	48.2	41.3	6,992.4
6/30/13	7,021.6	(111.4)	56.9	65.8	7,032.9
9/30/13	6,965.5	(80.3)	49.5	128.2	7,062.9
12/31/13	6,956.2	(80.4)	50.3	196.2	7,122.3
3/31/14	6,992.4	(89.9)	51.2	263.1	7,216.8
6/30/14	7,032.9	(80.6)	51.6	308.1	7,312.0
9/30/14	7,062.9	(53.5)	74.3	369.0	7,452.7

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($ in Millions)

Reconciliation of Adjusted Operating Margin ($ in Millions) Page 20 Last Twelve Months Ending Operating Income Q4 2013 Restructuring Charge Adjusted Operating Income Adjusted Operating Margin 12/31/13 598.3$ 60.6$ 658.9$ 9.3% 3/31/14 629.0 . 89.6 .6 6/ 0/ 50. 60.6 710. 9.7% 9/3 /14 679.8 . 4 .4 .9

2014 2013 2014 2013 INVESTING ACTIVITIES Cash used in Investing Activities per presentation (42)$ (45)$ (141)$ (139)$ Purchase, sale and maturities of short-term marketable securities, net (1) (1) (1) 11 Cash used in Investing Activities as reported (43)$ (46)$ (142)$ (128)$ Three Months Ended September 30, Nine Months Ended September 30, Reconciliation of Investing Cash Flow ($ in Millions) Page 21

(Amounts in Millions, except per share amounts) As Reported Loss on Early Extinguishment of Debt Ex -Loss on Early Extinguishment of Debt Income Before Income Taxes 302.1$ (10.4)$ 312.5$ Provision for Income Taxes (128.6) 3.8 (132.4) Effective Tax Rate 42.6% 42.4% Equity in Net Income of Unconsolidated Affiliates 0.6 0.6 Net Income Attributable to Noncontrolling Interests (5.9) (5.9) 168.2$ (6.6)$ 174.8$ Weighted-Average Number of Common Shares Outstanding - Basic 421.0 421.0 Add: Effect of Dilutive Securities Restricted Stock, Stock Options and Other Equity Aw ards 6.2 6.2 Weighted-Average Number of Common Shares Outstanding - Diluted 427.2 427.2 Earnings Per Share Available to IPG Common Stockholders - Basic 0.40$ (0.02)$ 0.42$ Earnings Per Share Available to IPG Common Stockholders - Diluted 0.39$ (0.02)$ 0.41$ Nine Months Ended September 30, 2014 Net Income Available to IPG Common Stockholders - Basic and Diluted Page 22 Reconciliation of Loss on Early Extinguishment of Debt (1) (2) (1) In May 2014, we redeemed $350 in aggregate principal amount of our 6.25% Notes. (2) Loss on early extinguishment of debt of $10.4, primarily due to a redemption premium.

Reconciliation of Loss on Early Extinguishment of Debt (1)

	Three Months Ended September 30, 2013			Nine Months Ended September 30, 2013		
	As Reported	Loss on Early Extinguishment of Debt (2)	Ex - Loss on Early Extinguishment of Debt	As Reported	Loss on Early Extinguishment of Debt (2)	Ex -Loss on Early Extinguishment of Debt
Income Before Income Taxes	$ 77.0	$ (45.2)	$ 122.2	$ 153.9	$ (45.2)	$ 199.1
Provision for Income Taxes	(28.4)	16.9	(45.3)	(78.0)	16.9	(94.9)
Effective Tax Rate	***36.9%***		***37.1%***	***50.7%***		***47.7%***
Equity in Net Income of Unconsolidated Affiliates	0.6		0.6	0.9		0.9
Net Income Attributable to Noncontrolling Interests	(0.9)		(0.9)	(2.0)		(2.0)
Dividends on Preferred Stock	(2.9)		(2.9)	(8.7)		(8.7)
Net Income Available to IPG Common Stockholders - Basic	$ 45.4	$ (28.3)	$ 73.7	$ 66.1	$ (28.3)	$ 94.4
Adjustments: Effect of Dilutive Securities						
Preferred Stock Dividends	0.0		2.9	0.0		0.0
Interest on 4.75% Notes	0.0		0.0	0.0		0.8
Net Income Available to IPG Common Stockholders - Diluted	$ 45.4		$ 76.6	$ 66.1		$ 95.2
Weighted-Average Number of Common Shares Outstanding - Basic	419.7		419.7	419.7		419.7
Add: Effect of Dilutive Securities						
Restricted Stock, Stock Options and Other Equity Awards	6.4		6.4	5.1		5.1
Preferred Stock Outstanding	0.0		17.3	0.0		0.0
4.75% Notes	0.0		0.0	0.0		4.4
Weighted-Average Number of Common Shares Outstanding - Diluted	426.1		443.4	424.8		429.2
Earnings Per Share Available to IPG Common Stockholders - Basic	$ 0.11	$ (0.07)	$ 0.18	$ 0.16	$ (0.06)	$ 0.22
Earnings Per Share Available to IPG Common Stockholders - Diluted	$ 0.11	$ (0.06)	$ 0.17	$ 0.16	$ (0.06)	$ 0.22

(1) In July 2013, we redeemed $600 in aggregate principal amount of our 10.00% Notes at 105%.

(2) Loss on early extinguishment of debt of $45.2 included a redemption premium of $30.0, the write-off of the remaining unamortized discount of $7.3 and unamortized debt issuance cost of $7.9.

Page 23

(Amounts in Millions, except per share amounts)

Metrics Update

Metrics Update Page 25 SALARIES & RELATED Trailing Twelve Months (% of revenue) Base, Benefits & Tax Incentive Expense Severance Expense Temporary Help OFFICE & GENERAL Trailing Twelve Months (% of revenue) Professional Fees Occupancy Expense (ex-D&A) T&E, Office Supplies & Telecom All Other O&G FINANCIAL Available Liquidity $1.0 Billion 5-Year Credit Facility Covenants Category Metric

Salaries & Related Expenses Page 26 63.4% 63.8% 63.8% 60.0% 62.0% 64.0% 66.0% 9/30/2013 12/31/2013 9/30/2014 % of Revenue, Trailing Twelve Months

2014 2013 Salaries & Related Expenses (% of Revenue) Page 27 Three and Nine Months Ended September 30 “All Other Salaries & Related,” not shown, was 3.1% and 2.5% for the three months ended September 30, 2014 and 2013, respectively, and 2.8% and 2.5% for the nine months ended September 30, 2014 and 2013, respectively. 0.6% 1.2% 0.9% 1.4% 0.0% 1.0% 2.0% 3.0% Severance Expense Three Months Nine Months 3.9% 3.8% 3.8% 3.7% 0.0% 2.0% 4.0% 6.0% Temporary Help Three Months Nine Months 3.5% 2.2% 3.4% 3.0% 0.0% 2.0% 4.0% 6.0% Incentive Expense Three Months Nine Months 53.8% 54.6% 55.8% 56.3% 45.0% 50.0% 55.0% 60.0% Base, Benefits & Tax Three Months Nine Months

26.9% 26.9% 24.0% 26.0% 28.0% 30.0% 9/30/2013 12/31/2013 9/30/2014 % of Revenue, Trailing Twelve Months . . 26.3% Office & General Expenses Page 28 (1) (1) Office & general expenses excludes our Q4 2013 restructuring charge, which was recorded as a separate line item in our income statement. (1)

1.4% 1.5% 1.6% 1.7% 0.0% 1.0% 2.0% 3.0% Professional Fees Three Months Nine Months 6.8% 7.3% 7.1% 7.4% 4.0% 6.0% 8.0% 10.0% Occupancy Expense (ex-D&A) Three Months Nine Months 14.3% 15.1% 14.4% 14.8% 12.0% 14.0% 16.0% 18.0% All Other O&G Three Months Nine Months 3.3% 3.5% 3.6% 3.7% 2.0% 3.0% 4.0% 5.0% T&E, Office Supplies & Telecom Three Months Nine Months Office & General Expenses (% of Revenue) Page 29 Three and Nine Months Ended September 30 “All Other O&G” includes production expenses, depreciation and amortization, bad debt expense, adjustments for contingent acquisition obligations, foreign currency gains (losses), restructuring and other reorganization-related charges (reversals), long-lived asset impairments and other expenses. 2014 2013

$1,005 $1,642 $777 $901 $902 $986 $986 $985 $985 $984 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 9/30/2013 12/31/2013 3/31/2014 6/30/2014 9/30/2014 Cash, Cash Equivalents and Short-Term Marketable Securities Available Committed Credit Facility Available Liquidity ($ in Millions) Page 30 Cash, Cash Equivalents and Short-Term Marketable Securities + Available Committed Credit Facility

Last Twelve Months Ending September 30, 2014 I. Interest Coverage Ratio (not less than): 5.00x Actual Interest Coverage Ratio: 14.77x II. Leverage Ratio (not greater than): 3.25x Actual Leverage Ratio: 1.97x Interest Coverage Ratio - Interest Expense Reconciliation Last Twelve Months Ending September 30, 2014 Interest Expense: $88.2 - Interest income 27.1 - Other 0.8 Net interest expense as defined: $60.3 EBITDA Reconciliation Last Twelve Months Ending September 30, 2014 Operating Income: $679.8 + Depreciation and amortization 209.6 + Other non-cash charges 1.2 EBITDA as defined: $890.6 Covenants $1.0 Billion 5-Year Credit Facility Covenants ($ in Millions) Page 31

Cautionary Statement Page 32 This investor presentation contains forward-looking statements. Statements in this investor presentation that are not historical facts, including statements about management’s beliefs and expectations, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events. Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following: ➔ potential effects of a challenging economy, for example, on the demand for our advertising and marketing services, on our clients’ financial condition and on our business or financial condition; ➔ our ability to attract new clients and retain existing clients; ➔ our ability to retain and attract key employees; ➔ risks associated with assumptions we make in connection with our critical accounting estimates, including changes in assumptions associated with any effects of a weakened economy; ➔ potential adverse effects if we are required to recognize impairment charges or other adverse accounting-related developments; ➔ risks associated with the effects of global, national and regional economic and political conditions, including counterparty risks and fluctuations in economic growth rates, interest rates and currency exchange rates; and ➔ developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world. Investors should carefully consider these factors and the additional risk factors outlined in more detail in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors.